UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 10, 2015

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.05    Costs Associated with Exit or Disposal Activities.

On March 11, 2015, we announced an organizational restructuring and cost reduction plan. As part of the plan, we expect to eliminate approximately 160 full-time positions, representing approximately 15% of our workforce, primarily in our technology and content and customer care and enrollment groups, and to a lesser extent, in our marketing and advertising and general and administrative groups. We expect to incur pre-tax restructuring charges of between approximately $3.2 million and $3.8 million for employee termination benefits and related costs as well as between $0.5 million and $0.9 million in other pre-tax restructuring charges, including facility costs. Substantially all of the restructuring charges are expected to result in cash expenditures. The majority of the restructuring charges are expected to be recorded in the first and second quarters of 2015, when the activities comprising the plan are expected to be substantially completed.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the expected timing to complete the restructuring plan, number of employees included in the reduction of the workforce, and associated costs and cash expenditures of the restructuring plan. These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made, including eHealth’s ability to accurately estimate the restructuring charges associated with and the time required to implement and complete the organizational restructuring and cost reduction program; potential changes to accounting standards and interpretations; and changes in laws and regulations. Other factors that could cause actual results to differ from these forward-looking statements are described in the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission and available on the investor relations page of eHealth’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. eHealth does not undertake any obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Section 7 - Regulation FD

Item 7.01     Regulation FD Disclosure.

On March 11, 2015, we issued a press release regarding the organizational restructuring and cost reduction plan described above.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of eHealth, Inc. dated March 11, 2015
(eHealth, Inc. Announces Strategic Cost Reduction Program)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2015	/s/ Stuart M. Huizinga Stuart M. Huizinga Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of eHealth, Inc. dated March 11, 2015
(eHealth, Inc. Announces Strategic Cost Reduction Program)